UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 5, 2023

Trajectory Alpha Acquisition Corp.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-41143	86-1837862
(Commission File Number)	(IRS Employer Identification No.)

99 Wall Street, Suite 5801
New York, New York 10005

Registrant’s telephone number, including area code (646) 450-2536

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Units, each consisting of one share of Class A Common Stock and one-half of one redeemable Public Warrant	TCOA.U	New York Stock Exchange
Class A Common Stock, $0.0001 par value per share	TCOA	New York Stock Exchange
Public Warrants, each exercisable for one share of Class A Common Stock at an exercise price of $11.50 per share	TCOA WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01.	Regulation FD Disclosure.

On June 2, 2023, Trajectory Alpha Acquisition Corp., a special purpose acquisition company (NYSE: TCOA) (the “Company”) entered into the following agreements, pursuant to which the Company agreed to transfer certain of the Class B common stock and private placement warrants of the Company to J. Streicher Holdings, LLC, a Delaware limited liability company (“J. Streicher”): (i) a Purchase and Contribution Agreement, dated June 2, 2023, by and among the Company, J. Streicher, and Trajectory Alpha Sponsor LLC, a Delaware limited liability company (the “Sponsor”); and (ii) a Purchase Agreement, dated June 2, 2023, by and among the Company, J. Streicher, the Sponsor, and Metric Finance Holdings II, LLC, a Delaware limited liability company.

Furnished as Exhibit 99.1 hereto and incorporated into this Item 7.01 by reference is a press release (the “Press Release”), dated June 5, 2023, announcing the transaction.

The information in this Item 7.01, including the Press Release, is being furnished and will not be deemed to be filed for purposes of liability under Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor will it be deemed to be incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act.

This Current Report on Form 8-K is for informational purposes only and shall not constitute an offer to sell or a solicitation of an offer to buy these securities, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to the registration or qualification under the securities laws of any such state or jurisdiction.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release, dated June 5, 2023.

104	Cover Page Interactive Data File (Embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRAJECTORY ALPHA ACQUISITION CORP.

Date: June 5, 2023	By:	/s/ Paul Davis
	Name:	Paul Davis
	Title:	Chief Executive Officer